UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2023

Cascadia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40762	86-2105250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 2nd Avenue, Suite 1200

Seattle, Washington 98104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 436-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	CCAIU	The Nasdaq Stock Market LLC
Shares of Class A common stock	CCAI	The Nasdaq Stock Market LLC
Redeemable Warrants	CCAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders held on February 22, 2023 (the “Special Meeting”), Cascadia Acquisition Corp., a Delaware corporation (the “Cascadia”), filed an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February 27, 2023 (the “Charter Amendment”), to (i) extend the date by which Cascadia has to consummate a business combination to August 31, 2023 and (ii) expand the methods that Cascadia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 22, 2023, Cascadia held the Special Meeting. On January 24, 2023, the record date for the Special Meeting, there were 18,750,000 shares of common stock of Cascadia entitled to be voted at the Special Meeting. At the Special Meeting, 14,839,903 shares of common stock of Cascadia, or 79.15% of the shares entitled to vote at the Special Meeting, were represented in person or by proxy.

1.    Extension Amendment Proposal

Stockholders approved the proposal to amend Cascadia’s Amended and Restated Certificate of Incorporation to extend the date by which Cascadia must consummate a business combination to August 31, 2023 (the “Extension Amendment Proposal”). Adoption of the Extension Amendment Proposal required approval by the affirmative vote of at least a 65% Cascadia’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
14,785,214	202	54,487	0

2.    NTA Requirement Amendment Proposal

Stockholders approved the proposal to amend Cascadia’s Amended and Restated Certificate of Incorporation to expand the methods that Cascadia may employ to not become subject to the “penny stock” rules of the SEC (the “NTA Requirement Amendment Proposal”). Adoption of the NTA Requirement Amendment Proposal required approval by the affirmative vote of at least a 65% Cascadia’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
14,785,714	202	53,987	0

3.    Adjournment Proposal

Stockholders approved the proposal to allow the chairperson of the Special Meeting to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). Adoption of the Adjournment Proposal required approval by the affirmative vote of at least a majority of Cascadia’s outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
14,782,439	3,477	53,987	0

Item 8.01	Other Events.

In connection with the approval of the Extension Amendment Proposal described under Item 5.07 of this Current Report on Form 8-K, 14,710,805 shares of Cascadia’s Class A common stock were tendered for redemption.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadia Acquisition Corp. dated February 27, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	CASCADIA ACQUISITION CORP.

	By:	/s/ Jamie Boyd
	Name:	Jamie Boyd
	Title:	Chief Executive Officer